FINANCIAL STATEMENTS
Western-Southern Life Assurance Company
Separate Account 1
Year Ended December 31, 2024
With Report of Independent Registered Public
Accounting Firm

Western-Southern Life Assurance Company
Separate Account 1

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

The Board of Directors of Western-Southern Life Assurance Company and
The Contract Owners of Western-Southern Life Assurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Western-Southern Life Assurance Company Separate Account 1 (the Separate Account), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 15, 2025

1

Appendix A
Subaccounts comprising Western-Southern Life Assurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Fund
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund

Invesco Variable Insurance Funds
Non-Affiliated:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund

Massachusetts Financial Service Variable Insurance Trust
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund

Pimco Variable Insurance Trust
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio

Putnam Variable Trust
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund

Touchstone Variable Series Trust
Affiliated Service Class:
   Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund
	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

2

Western-Southern Life Assurance Company Separate Account 1

Statement of Assets and Liabilities

December 31, 2024

Subaccount	Investments at fair value	Receivable from (payable to) the general account	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$1,367,266	$(3)	$1,367,263	$11.59	to	$11.92	117,115
Touchstone VST Bond Fund	1,639,832	(1)	1,639,831	9.45	to	9.85	171,679
Touchstone VST Common Stock Fund	10,516,052	3	10,516,055	19.79	to	20.63	525,068
Non-Affiliated:
Alger Large Cap Growth Fund	1,060,827	(5)	1,060,822	45.02	to	54.49	22,332
Alger Small Cap Growth Fund	384,693	4	384,697	29.11	to	35.23	12,563
Invesco V.I. American Franchise Fund	712,887	(8)	712,879	45.84	to	50.40	15,175
Invesco V.I. Government Securities Fund	55,592	(1)	55,591	14.61	to	17.68	3,615
PIMCO VIT Long-Term U.S. Government Portfolio	406,313	10	406,323	21.54	to	26.07	17,677
Non-Affiliated Initial Class:
MFS Growth Fund	950,362	1	950,363	58.69	to	71.03	15,337
MFS Investors Trust Fund	489,914	(3)	489,911	38.95	to	47.14	11,957
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	223,545	—	223,545	9.96	to	10.71	22,018
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	979,231	(5)	979,226	24.91	to	29.28	37,657
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	346,259	5	346,264	42.30	to	50.83	7,804

See accompanying notes

(a) New Underlying Fund. See Note 1.	3

Western-Southern Life Assurance Company Separate Account 1

Statement of Operations

Year Ended December 31, 2024

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charge	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$24,372	$18,302	$6,070	$(21,550)	$—	$166,546	$144,996	$151,066
Touchstone VST Bond Fund	83,296	22,448	60,848	(14,878)	—	(35,780)	(50,658)	10,190
Touchstone VST Common Stock Fund	44,957	136,389	(91,432)	255,804	723,388	899,699	1,878,891	1,787,459
Non-Affiliated:
Alger Large Cap Growth Fund	—	12,985	(12,985)	26,031	—	316,722	342,753	329,768
Alger Small Cap Growth Fund	1,467	5,302	(3,835)	(8,808)	—	37,643	28,835	25,000
Invesco V.I. American Franchise Fund	—	9,209	(9,209)	20,706	—	178,944	199,650	190,441
Invesco V.I. Government Securities Fund	1,396	741	655	(667)	—	231	(436)	219
PIMCO VIT Long-Term U.S. Government Portfolio	11,336	5,439	5,897	(21,066)	—	(15,252)	(36,318)	(30,421)
Non-Affiliated Initial Class:
MFS Growth Fund	—	12,189	(12,189)	46,370	68,217	126,856	241,443	229,254
MFS Investors Trust Fund	3,461	6,693	(3,232)	15,888	35,223	31,256	82,367	79,135
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	10,621	3,026	7,595	—	—	(1)	(1)	7,594
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	22,845	13,919	8,926	25,919	—	(12,941)	12,978	21,904
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	4,748	4,792	(44)	29,134	22,622	23,169	74,925	74,881

See accompanying notes

(a) New Underlying Fund. See Note 1.	4

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$6,070	$(21,550)	$166,546	$151,066	$8,307	$(77,312)	$2,856	$(726)	$(66,875)	$84,191	$1,283,072	$1,367,263	2,559	(8,619)	(6,060)
Touchstone VST Bond Fund	60,848	(14,878)	(35,780)	10,190	26,437	(87,420)	68,061	(874)	6,204	16,394	1,623,437	1,639,831	11,393	(10,579)	814
Touchstone VST Common Stock Fund	(91,432)	979,192	899,699	1,787,459	54,199	(614,235)	(70,528)	(4,637)	(635,201)	1,152,258	9,363,797	10,516,055	4,256	(38,414)	(34,158)
Non-Affiliated:
Alger Large Cap Growth Fund	(12,985)	26,031	316,722	329,768	4,848	(60,952)	(58,021)	(493)	(114,618)	215,150	845,672	1,060,822	338	(3,018)	(2,680)
Alger Small Cap Growth Fund	(3,835)	(8,808)	37,643	25,000	2,278	(53,998)	15,371	(172)	(36,521)	(11,521)	396,218	384,697	717	(1,908)	(1,191)
Invesco V.I. American Franchise Fund	(9,209)	20,706	178,944	190,441	5,898	(51,742)	(37,670)	(324)	(83,838)	106,603	606,276	712,879	204	(2,181)	(1,977)
Invesco V.I. Government Securities Fund	655	(667)	231	219	1,192	(3,888)	7,116	(23)	4,397	4,616	50,975	55,591	743	(454)	289
PIMCO VIT Long-Term U.S. Government Portfolio	5,897	(21,066)	(15,252)	(30,421)	5,037	(26,666)	45,659	(211)	23,819	(6,602)	412,925	406,323	2,330	(1,338)	992
Non-Affiliated Initial Class:
MFS Growth Fund	(12,189)	114,587	126,856	229,254	2,281	(58,340)	(20,549)	(432)	(77,040)	152,214	798,149	950,363	122	(1,476)	(1,354)
MFS Investors Trust Fund	(3,232)	51,111	31,256	79,135	3,106	(35,321)	(79)	(273)	(32,567)	46,568	443,343	489,911	166	(966)	(800)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	7,595	—	(1)	7,594	3,847	(8,267)	6,990	(183)	2,387	9,981	213,564	223,545	1,486	(1,238)	248
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	8,926	25,919	(12,941)	21,904	13,451	(123,164)	36,209	(552)	(74,056)	(52,152)	1,031,378	979,226	2,361	(4,655)	(2,294)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	(44)	51,756	23,169	74,881	432	(68,304)	(10,605)	(212)	(78,689)	(3,808)	350,072	346,264	273	(2,059)	(1,786)

See accompanying notes

(a) New Underlying Fund. See Note 1.	5

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2023

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$(1,433)	$(61,378)	$261,565	$198,754	$8,694	$(156,123)	$2,495	$(750)	$(145,684)	$53,070	$1,230,002	$1,283,072	1,417	(16,366)	(14,949)
Touchstone VST Bond Fund	57,075	(19,439)	29,182	66,818	26,580	(145,086)	56,628	(973)	(62,851)	3,967	1,619,470	1,623,437	8,306	(15,202)	(6,896)
Touchstone VST Common Stock Fund	(64,200)	770,388	1,249,746	1,955,934	53,076	(832,840)	(15,428)	(4,820)	(800,012)	1,155,922	8,207,875	9,363,797	2,740	(54,666)	(51,926)
Non-Affiliated:
Alger Large Cap Growth Fund	(10,671)	2,166	225,618	217,113	4,863	(125,477)	21,496	(492)	(99,610)	117,503	728,169	845,672	422	(3,619)	(3,197)
Alger Small Cap Growth Fund	(4,980)	(13,384)	70,681	52,317	2,220	(53,258)	38,395	(200)	(12,843)	39,474	356,744	396,218	783	(1,267)	(484)
Invesco V.I. American Franchise Fund	(7,621)	18,254	174,746	185,379	6,153	(88,291)	6,657	(331)	(75,812)	109,567	496,709	606,276	404	(2,792)	(2,388)
Invesco V.I. Government Securities Fund	375	(99)	1,317	1,593	1,157	(268)	2,433	(25)	3,297	4,890	46,085	50,975	244	(22)	222
PIMCO VIT Long-Term U.S. Government Portfolio	4,203	(6,633)	12,941	10,511	5,434	(7,945)	29,932	(241)	27,180	37,691	375,234	412,925	1,455	(338)	1,117
Non-Affiliated Initial Class:
MFS Growth Fund	(10,222)	123,290	109,658	222,726	1,957	(148,547)	26,843	(420)	(120,167)	102,559	695,590	798,149	65	(2,887)	(2,822)
MFS Investors Trust Fund	(2,688)	38,095	32,564	67,971	3,311	(46,379)	(672)	(303)	(44,043)	23,928	419,415	443,343	181	(1,589)	(1,408)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	7,362	—	1	7,363	4,055	(39,419)	580	(194)	(34,978)	(27,615)	241,179	213,564	634	(4,260)	(3,626)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	(12,834)	34,775	135,501	157,442	13,285	(98,154)	(14,094)	(610)	(99,573)	57,869	973,509	1,031,378	999	(5,190)	(4,191)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	181	20,343	49,260	69,784	397	(9,120)	(5,198)	(212)	(14,133)	55,651	294,421	350,072	43	(484)	(441)

See accompanying notes

(a) New Underlying Fund. See Note 1.	6

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements

December 31, 2024

1. Organization and Nature of Operations
Western-Southern Life Assurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Western-Southern Life Assurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable annuity contracts, and commenced operations on February 23, 1995.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 13 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

Each subaccount invests all its investible assets in shares of the Underlying Funds listed below:

The Alger Portfolios	Pimco Variable Insurance Trust
Non-Affiliated:	Non-Affiliated:
Alger Large Cap Growth Fund	PIMCO VIT Long-Term U.S. Government Portfolio
Alger Small Cap Growth Fund

DWS Investments VIT Fund	Putnam Variable Trust
Non-Affiliated Class A:	Non-Affiliated Class 1A:
DWS Equity 500 Index VIP Fund	Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Invesco Variable Insurance Funds
Non-Affiliated:	Touchstone Variable Series Trust
Invesco V.I. American Franchise Fund	Affiliated Service Class:
Invesco V.I. Government Securities Fund	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Massachusetts Financial Service Variable Insurance Trust	Touchstone VST Common Stock Fund
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
7

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies
Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2024. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments. Share transactions are recorded on the trade date. Realized gains and losses on sales of Underlying Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

A contract owner may also allocate funds to the Fixed Account, which is part of the general account of the Company. Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

8

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

9

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)

Segment Reporting

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.

10

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2024 and the cost of shares held at December 31, 2024, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost

Touchstone Variable Series Trust
Touchstone VST Balanced Fund	$52,321	$(113,123)	$1,400,364
Touchstone VST Bond Fund	191,419	(124,367)	1,910,321
Touchstone VST Common Stock Fund	846,287	(849,532)	8,047,604
The Alger Portfolios
Alger Large Cap Growth Fund	13,355	(140,957)	825,870
Alger Small Cap Growth Fund	22,589	(62,947)	506,674
Invesco Variable Insurance Funds
Invesco V.I. American Franchise Fund	8,555	(101,599)	534,180
Invesco V.I. Government Securities Fund	12,698	(7,646)	61,266
Pimco Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	66,673	(36,957)	611,767
Massachusetts Financial Service Variable Insurance Trust
MFS Growth Fund	75,377	(96,388)	727,182
MFS Investors Trust Fund	45,232	(45,806)	389,211
Putnam Variable Trust - Class IA
Putnam VT Government Money Market Fund	25,371	(15,389)	223,545
Putnam Variable Trust - Class IB
Putnam VT International Equity Fund	86,105	(151,234)	872,971
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	37,499	(93,614)	249,314

11

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions

The charges listed below are the annual rates deducted as a daily charge, thus affecting the unit values to compensate the Company for administrative expenses and for the assumption of mortality and expense risks.

•Touchstone Gold Variable Annuity - 1.35%
•Touchstone Advisor Variable Annuity - 0.80%
•Touchstone Select Variable Annuity
◦1.35% for the Standard Death Benefit
◦1.45% for the Annual Step Up Death Benefit
◦1.55% for the 6% Accumulating Death Benefit

The Company also deducts an annual contract maintenance charge from the contract owner’s account value on each contract anniversary and upon any full surrender as indicated below. The annual fee is taken from the contract owner’s account value by redeeming units.

•Touchstone Gold Variable Annuity - $35 for the first ten contract years and the lesser of (a) $35 and (b) 0.17% of the contract owner’s account value after the tenth contract anniversary.
•Touchstone Advisor - $35
•Touchstone Select Variable Annuity - $40 for the first ten contract years and the lesser of (a) $40 or (b) 0.14% of the contract owner’s account value after the tenth Contract Anniversary. If the contract owner’s account value is less than $50,000, the charge is waived.

Since no deduction for a sales charge is made from the payments received from contract owners, a surrender charge is deducted from the contract owner’s account value by the Company on certain surrenders and partial withdrawals to cover expenses relating to promotion, sale and distribution of the contracts. The surrender charge is assessed on each redemption, except for certain amounts excluded from charges under the contract, by redeeming units. For the Touchstone Gold Variable Annuity, this charge ranges from 7% to 0% depending on the number of years since the payment was received. For the Touchstone Select Variable Annuity, this charge ranges from 8% to 0%, depending on the number of years since the payment was received. Touchstone Advisor has no surrender charge.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

12

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.
*** Expense ratio amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
13

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights

For Year Ended 2024
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund	117	$11.59	to	$11.92	1,367	1.82%	0.80% to 1.55%	11.87%	to	12.67%
Touchstone VST Bond Fund	172	9.45	to	9.85	1,640	5.06%	0.80% to 1.55%	0.43%	to	1.13%
Touchstone VST Common Stock Fund	525	19.79	to	20.63	10,516	0.45%	0.80% to 1.55%	19.36%	to	20.29%
Non-Affiliated:
Alger Large Cap Growth Fund	22	45.02	to	54.49	1,061	—%	0.80% to 1.55%	40.64%	to	41.75%
Alger Small Cap Growth Fund	13	29.11	to	35.23	385	0.38%	0.80% to 1.55%	6.44%	to	7.25%
Invesco V.I. American Franchise Fund	15	45.84	to	50.40	713	—%	0.80% to 1.55%	32.79%	to	33.79%
Invesco V.I. Government Securities Fund	4	14.61	to	17.68	56	2.58%	0.80% to 1.55%	0.14%	to	0.91%
PIMCO VIT Long-Term U.S. Government Portfolio	18	21.54	to	26.07	406	2.73%	0.80% to 1.55%	(7.47)%	to	(6.76)%
Non-Affiliated Initial Class:
MFS Growth Fund	15	58.69	to	71.03	950	—%	0.80% to 1.55%	29.42%	to	30.40%
MFS Investors Trust Fund	12	38.95	to	47.14	490	0.71%	0.80% to 1.55%	17.64%	to	18.56%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	22	9.96	to	10.71	224	4.81%	0.80% to 1.55%	3.32%	to	4.08%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	38	24.91	to	29.28	979	2.20%	0.80% to 1.55%	1.38%	to	2.16%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	8	42.30	to	50.83	346	1.33%	0.80% to 1.55%	22.68%	to	23.64%

14

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund	123	$10.36	to	$10.58	$1,283	1.25%	0.80% to 1.55%	16.80%	to	17.69%
Touchstone VST Bond Fund	171	9.41	to	9.74	1,623	4.89%	0.80% to 1.55%	4.09%	to	4.96%
Touchstone VST Common Stock Fund	559	16.58	to	17.15	9,364	0.62%	0.80% to 1.55%	24.38%	to	25.37%
Non-Affiliated:
Alger Large Cap Growth Fund	25	32.01	to	38.44	846	—%	0.80% to 1.55%	30.60%	to	31.60%
Alger Small Cap Growth Fund	14	27.35	to	32.85	396	—%	0.80% to 1.55%	14.68%	to	15.55%
Invesco V.I. American Franchise Fund	17	34.52	to	37.67	606	—%	0.80% to 1.55%	38.75%	to	39.83%
Invesco V.I. Government Securities Fund	3	14.59	to	17.52	51	2.13%	0.80% to 1.55%	3.04%	to	3.79%
PIMCO VIT Long-Term U.S. Government Portfolio	17	23.28	to	27.96	413	2.38%	0.80% to 1.55%	2.37%	to	3.14%
Non-Affiliated Initial Class:
MFS Growth Fund	17	45.35	to	54.47	798	—%	0.80% to 1.55%	33.78%	to	34.79%
MFS Investors Trust Fund	13	33.11	to	39.76	443	0.72%	0.80% to 1.55%	17.16%	to	18.02%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	22	9.64	to	10.29	214	4.58%	0.80% to 1.55%	3.10%	to	3.83%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	40	24.57	to	28.66	1,031	0.04%	0.80% to 1.55%	16.67%	to	17.56%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	10	34.48	to	41.11	350	1.36%	0.80% to 1.55%	24.07%	to	24.99%

15

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund	138	$8.87	to	$8.99	$1,230	0.47%	0.80% to 1.55%	(17.26)%	to	(16.60)%
Touchstone VST Bond Fund	178	9.04	to	9.28	1,619	1.78%	0.80% to 1.55%	(15.28)%	to	(14.63)%
Touchstone VST Common Stock Fund	611	13.33	to	13.68	8,208	0.23%	0.80% to 1.55%	(19.06)%	to	(18.47)%
Non-Affiliated:
Alger Large Cap Growth Fund	28	24.51	to	29.21	728	—%	0.80% to 1.55%	(39.59)%	to	(39.15)%
Alger Small Cap Growth Fund	14	23.85	to	28.43	357	—%	0.80% to 1.55%	(38.96)%	to	(38.50)%
Invesco V.I. American Franchise Fund	20	24.88	to	26.94	497	—%	0.80% to 1.55%	(32.19)%	to	(31.68)%
Invesco V.I. Government Securities Fund	3	14.16	to	16.88	46	1.99%	0.80% to 1.55%	(11.72)%	to	(11.02)%
PIMCO VIT Long-Term U.S. Government Portfolio	16	22.74	to	27.11	375	2.03%	0.80% to 1.55%	(29.99)%	to	(29.44)%
Non-Affiliated Initial Class:
MFS Growth Fund	20	33.90	to	40.41	696	—%	0.80% to 1.55%	(32.70)%	to	(32.19)%
MFS Investors Trust Fund	14	28.26	to	33.69	419	0.67%	0.80% to 1.55%	(17.78)%	to	(17.14)%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	25	9.35	to	9.91	241	1.25%	0.80% to 1.55%	(0.32)%	to	0.51%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	44	21.06	to	24.38	974	1.57%	0.80% to 1.55%	(16.10)%	to	(15.46)%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	10	27.79	to	32.89	294	1.28%	0.80% to 1.55%	(19.61)%	to	(18.99)%

16

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	147	$10.72	to	$10.78	$1,578	0.31%	0.80% to 1.55%	7.20%	to	7.80%
Touchstone VST Bond Fund	192	10.67	to	10.87	2,054	2.37%	0.80% to 1.55%	(2.82)%	to	(2.07)%
Touchstone VST Common Stock Fund	640	16.47	to	16.78	10,597	0.39%	0.80% to 1.55%	25.63%	to	26.55%
Non-Affiliated:
Alger Large Cap Growth Fund	29	40.57	to	48.00	1,253	—%	0.80% to 1.55%	10.09%	to	10.96%
Alger Small Cap Growth Fund	14	39.07	to	46.23	554	—%	0.80% to 1.55%	(7.53)%	to	(6.81)%
Invesco V.I. American Franchise Fund	21	36.69	to	39.43	782	—%	0.80% to 1.55%	10.21%	to	11.04%
Invesco V.I. Government Securities Fund	3	16.04	to	18.97	55	2.03%	0.80% to 1.55%	(3.78)%	to	(3.07)%
PIMCO VIT Long-Term U.S. Government Portfolio	17	32.48	to	38.42	595	1.57%	0.80% to 1.55%	(6.26)%	to	(5.56)%
Non-Affiliated Initial Class:
MFS Growth Fund	21	50.37	to	59.59	1,132	—%	0.80% to 1.55%	21.61%	to	22.54%
MFS Investors Trust Fund	17	34.37	to	40.66	619	0.58%	0.80% to 1.55%	24.85%	to	25.80%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	28	9.38	to	9.86	265	0.01%	0.80% to 1.55%	(1.57)%	to	(0.80)%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	47	25.10	to	28.84	1,226	1.22%	0.80% to 1.55%	7.13%	to	7.97%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	10	34.57	to	40.60	355	1.39%	0.80% to 1.55%	26.40%	to	27.35%

17

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Bond Fund	185	$10.98	to	$11.10	$2,041	1.70%	0.80% to 1.55%	7.96%	to	8.72%
Touchstone VST Common Stock Fund	740	13.11	to	13.26	9,729	0.61%	0.80% to 1.55%	21.61%	to	22.55%
Non-Affiliated:
Alger Large Cap Growth Fund	34	36.85	to	43.26	1,296	0.18%	0.80% to 1.55%	64.44%	to	65.68%
Alger Small Cap Growth Fund	14	42.25	to	49.61	636	1.05%	0.80% to 1.55%	64.59%	to	65.81%
Invesco V.I. American Franchise Fund	24	33.29	to	35.51	817	0.07%	0.80% to 1.55%	40.17%	to	41.19%
Invesco V.I. Government Securities Fund	5	16.67	to	19.57	88	2.43%	0.80% to 1.55%	4.65%	to	5.44%
PIMCO VIT Long-Term U.S. Government Portfolio	17	34.65	to	40.68	636	1.69%	0.80% to 1.55%	15.58%	to	16.46%
Non-Affiliated Initial Class:
MFS Growth Fund	25	41.42	to	48.63	1,090	—%	0.80% to 1.55%	29.84%	to	30.83%
MFS Investors Trust Fund	22	27.53	to	32.32	632	0.64%	0.80% to 1.55%	12.09%	to	12.93%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	37	9.53	to	9.94	359	0.25%	0.80% to 1.55%	(1.24)%	to	(0.60)%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	55	23.43	to	26.71	1,344	1.61%	0.80% to 1.55%	10.36%	to	11.20%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	12	27.35	to	31.88	357	1.66%	0.80% to 1.55%	16.28%	to	17.16%

18

STATUTORY-BASIS FINANCIAL STATEMENTS

Western-Southern Life Assurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

Western-Southern Life Assurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors
The Board of Directors
Western-Southern Life Assurance Company
Opinion
We have audited the statutory-basis financial statements of Western-Southern Life Assurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 15, 2025
3

Western-Southern Life Assurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$23,534,226	$21,303,198
Preferred and common stocks	1,309,981	1,214,175
Investment in common stock of subsidiaries	3,592	2,832
Mortgage loans	5,799,044	4,839,834
Policy loans	20,911	22,438
Cash, cash equivalents and short-term investments	482,774	345,191
Receivable for securities	2,757	13,487
Derivatives	3,508	5,029
Receivable for collateral on derivatives	1,317	1,774
Securities lending reinvested collateral assets	—	63,603
Other invested assets	717,398	535,699
Total cash and invested assets	31,875,508	28,347,260

Investment income due and accrued	235,594	200,052
Premiums deferred and uncollected	16,941	19,143
Net deferred income tax asset	273,684	265,225
Other admitted assets	68,708	39,277
Separate account assets	2,600,584	2,067,455
Total admitted assets	$35,071,019	$30,938,412

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$26,341,713	$23,579,949
Liability for deposit-type contracts	2,639,405	2,092,584
Policy and contract claims	20,211	18,122
Premiums received in advance	753	185
Total policy and contract liabilities	29,002,082	25,690,840

General expense due and accrued	107	11,392
Current federal income taxes payable to parent	22,328	38,198
Transfer to (from) separate accounts due and accrued, net	12,303	9,417
Asset valuation reserve	595,330	506,502
Other liabilities	157,697	128,054
Derivatives	—	3,834
Payable for securities lending	655,289	542,557
Separate account liabilities	2,600,584	2,067,455
Total liabilities	33,045,720	28,998,249

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	1,672,408	1,672,408
Accumulated surplus	350,391	265,255
Total capital and surplus	2,025,299	1,940,163
Total liabilities and capital and surplus	$35,071,019	$30,938,412
See accompanying notes.
4

Western-Southern Life Assurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$5,602,461	$7,007,773	$6,660,230
Net investment income	1,571,827	1,245,747	856,014
Considerations for supplementary contracts with life contingencies	2,655	196	600
Amortization of the interest maintenance reserve	(11,182)	(6,567)	(753)
Fees from management of separate accounts	2,660	855	879
Other revenues	1,746	1,993	1,355
Total premiums and other revenues	7,170,167	8,249,997	7,518,325

Benefits paid or provided:
Death benefits	128,109	124,138	133,355
Annuity benefits	690,089	589,551	488,520
Disability and accident and health benefits	1,572	1,669	1,814
Surrender benefits	2,456,490	2,276,960	1,222,883
Payments on supplementary contracts with life contingencies	2,828	2,798	2,788
Other benefits	2,338	2,504	2,402
Increase (decrease) in policy reserves and other policyholders’ funds	2,861,029	4,268,509	4,679,285
Total benefits paid or provided	6,142,455	7,266,129	6,531,047

Insurance expenses and other deductions:
Commissions	136,276	152,990	143,851
General expenses	162,137	157,285	124,604
Net transfers to (from) separate accounts	412,583	570,570	721,683
Other deductions	27,025	31,645	13,980
Total insurance expenses and other deductions	738,021	912,490	1,004,118

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	289,691	71,378	(16,840)
Federal income tax expense (benefit), excluding tax on capital gains	97,391	112,756	65,520
Gain (loss) from operations before net realized capital gains (losses)	192,300	(41,378)	(82,360)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	56,676	(21,227)	(2,189)
Net income (loss)	$248,976	$(62,605)	$(84,549)
See accompanying notes.
5

Western-Southern Life Assurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2022	$2,500	$1,077,408	$459,388	$1,539,296
Net income (loss)	—	—	(84,549)	(84,549)
Change in net deferred income tax	—	—	88,826	88,826
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($18,180))	—	—	(68,473)	(68,473)
Net change in nonadmitted assets and related items	—	—	(11,700)	(11,700)
Change in asset valuation reserve	—	—	(5,239)	(5,239)
Change in surplus in separate accounts	—	—	(938)	(938)
Capital contribution	—	320,000	—	320,000
Balance, December 31, 2022	2,500	1,397,408	377,315	1,777,223
Net income (loss)	—	—	(62,605)	(62,605)
Change in net deferred income tax	—	—	112,298	112,298
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $38,090)	—	—	128,280	128,280
Net change in nonadmitted assets and related items	—	—	(197)	(197)
Change in asset valuation reserve	—	—	(138,549)	(138,549)
Change in valuation basis	—	—	(1,287)	(1,287)
Capital contribution	—	275,000	—	275,000
Dividends to stockholder	—	—	(150,000)	(150,000)
Balance, December 31, 2023	2,500	1,672,408	265,255	1,940,163
Net income (loss)	—	—	248,976	248,976
Change in net deferred income tax	—	—	51,350	51,350
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $15,699)	—	—	60,451	60,451
Net change in nonadmitted assets and related items	—	—	(31,834)	(31,834)
Change in asset valuation reserve	—	—	(88,828)	(88,828)
Change in surplus in separate accounts	—	—	21	21
Dividends to stockholder	—	—	(155,000)	(155,000)
Balance, December 31, 2024	$2,500	$1,672,408	$350,391	$2,025,299
See accompanying notes.
6

Western-Southern Life Assurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$5,605,465	$7,009,480	$6,666,375
Net investment income received	1,525,695	1,201,965	845,843
Benefits paid	(3,378,745)	(3,087,132)	(1,902,612)
Net transfers from (to) separate accounts	(409,718)	(552,630)	(720,340)
Commissions and expense paid	(346,045)	(329,485)	(279,084)
Federal income taxes recovered (paid)	(125,021)	(75,085)	(75,994)
Other, net	2,816	975	4,512
Net cash from (for) operations	2,874,447	4,168,088	4,538,700

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	4,597,697	2,647,335	3,190,392
Preferred and common stocks	268,247	77,692	129,449
Mortgage loans	331,887	250,298	339,535
Other invested assets	41,706	20,217	17,368
Net gains (losses) on cash, cash equivalents and short-term investments	(23)	1,088	5
Miscellaneous proceeds	154,435	4,151	802
Net proceeds from investments sold, matured or repaid	5,393,949	3,000,781	3,677,551

Cost of investments acquired:
Debt securities	(6,912,106)	(6,248,001)	(6,984,854)
Preferred and common stocks	(182,836)	(149,574)	(177,238)
Mortgage loans	(1,288,592)	(1,330,215)	(1,316,726)
Other invested assets	(194,106)	(63,588)	(55,902)
Miscellaneous applications	(874)	(21,730)	(26,125)
Total cost of investments acquired	(8,578,514)	(7,813,108)	(8,560,845)

Net change in policy and other loans	1,526	912	1,576
Net cash from (for) investments	(3,183,039)	(4,811,415)	(4,881,718)

Financing and miscellaneous activities
Capital and paid in surplus, less treasury stock	—	225,000	320,000
Net deposits on deposit-type contract funds and other insurance liabilities	546,820	284,650	42,853
Dividends paid to stockholder	(155,000)	(150,000)	—
Other cash provided (applied)	54,355	105,538	177,195
Net cash from (for) financing and miscellaneous sources	446,175	465,188	540,048

Net change in cash, cash equivalents and short-term investments	137,583	(178,139)	197,030
Cash, cash equivalents and short-term investments:
Beginning of year	345,191	523,330	326,300
End of year	$482,774	$345,191	$523,330

Cash flow information for noncash transactions:
Capital contribution received from The Western and Southern Life Insurance Company in the form of common stock	$—	$50,000	$—
See accompanying notes.
7

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
Western-Southern Life Assurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual annuities and interest-sensitive life insurance products through Western and Southern agents and various financial institutions. The Company is licensed in 49 states, the District of Columbia, and Guam. For the year ended December 31, 2024, approximately 40.9% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Massachusetts, Ohio, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP.
9

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy
10

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Statutory accounting contains specific criteria related to risk transfer that must be met in order to qualify for reinsurance accounting. Under GAAP, the risk transfer criteria is less specific and focuses on whether or not the agreement exposes the company to the reasonable possibility of incurring a significant loss from the assumed insurance risk. Consequently, certain reinsurance contracts may qualify for reinsurance accounting for statutory purposes while not qualifying under GAAP. To the extent an agreement does not qualify for reinsurance accounting, deposit accounting is used.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities that meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
11

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $6,409.0 million and $4,587.1 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2024 and 2023, the Company owned $115.8 million and $94.7 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
12

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
13

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis, which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.
Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2024	2023
Life Insurance:
1958 Commissioners Standard Ordinary (CSO), 2-1/2% - 4-1/2%	0.8%	0.9%
1980 CSO, 4% - 6%	1.0	1.2
2001 CSO, 3-1/2% - 4-1/2%	3.9	4.3
2017 CSO, 3-1/2%	2.2	2.2
Other	0.1	0.1
Annuities:
Various, 2-1/4% - 8-1/4%	91.9	91.1
Supplemental benefits:
Various, 2-1/2% - 6%	0.1	0.2
	100.0%	100.0%
14

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2024 and 2023, reserves of $6.1 million and $7.3 million respectively, were recorded on in-force amounts of $523.9 million and $630.3 million respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2024 and 2023. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
15

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2024, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation, of which the fair value was $640.0 million. At December 31, 2023, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $527.6 million. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Mitsubishi UFJ Trust and Banking Corporation (managed by Deutsche Bank in 2023), an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $661.6 million and $475.0 million at December 31, 2024 and 2023, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2024 and 2023, collateral managed by an unaffiliated agent, which approximated $0.0 million and $63.6 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024 and 2023, the fair value of the total collateral is $661.6 million and $538.6 million, respectively.
16

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	263,174	263,166
31 to 60 days	30,828	30,827
61 to 90 days	22,172	22,174
91 to 120 days	4,584	4,590
121 to 180 days	61,623	61,679
181 to 365 days	96,610	96,657
1 to 2 years	95,587	95,709
2 to 3 years	2,593	2,593
Greater than 3 years	84,192	84,192
Total collateral	$661,363	$661,587
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $655.3 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for group variable universal life, nonguaranteed variable annuity contracts, and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities and group variable universal life are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
17

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
The Company had no significant accounting changes in 2024.
In 2023, the Statutory Accounting Principles Working Group issued INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve that allows for admission of IMR in a net asset position, which was previously non-admitted, if certain criteria are met. The amount allowed to be admitted is limited to 10% of an entity's adjusted capital and surplus. Having adopted this interpretation, the Company admitted $17.3 million of general account IMR assets as of December 31, 2023.
The Company had no significant accounting changes in 2022.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.
18

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$55,060	$2	$(1,103)	$53,959
Debt securities issued by states of the U.S. and political subdivisions of the states	102,250	338	(5,051)	97,537
Non-U.S. government securities	183,006	152	(23,692)	159,466
Corporate securities	11,040,170	120,020	(449,920)	10,710,270
Commercial mortgage-backed securities	2,937,504	17,209	(144,950)	2,809,763
Residential mortgage-backed securities	2,581,810	22,742	(131,477)	2,473,075
Asset-backed securities	6,634,426	36,156	(133,027)	6,537,555
Total	$23,534,226	$196,619	$(889,220)	$22,841,625

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$109,862	$580	$(523)	$109,919
Debt securities issued by states of the U.S. and political subdivisions of the states	83,560	1,872	(3,792)	81,640
Non-U.S. government securities	143,576	240	(21,962)	121,854
Corporate securities	10,016,585	151,456	(467,517)	9,700,524
Commercial mortgage-backed securities	2,961,077	9,439	(219,824)	2,750,692
Residential mortgage-backed securities	2,326,223	20,150	(143,693)	2,202,680
Asset-backed securities	5,662,315	16,699	(196,220)	5,482,794
Total	$21,303,198	$200,436	$(1,053,531)	$20,450,103
At December 31, 2024 and 2023, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $1,778.2 million and $2,145.5 million, respectively, and an aggregate fair value of $1,705.3 million and $2,046.2 million, respectively. As of December 31, 2024 and
19

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2023, such holdings amounted to 7.6% and 10.1%, respectively, of the Company’s investments in debt securities and 5.1% and 6.9%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks, and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$91,633	$800	$(578)	$91,855

Common stocks, unaffiliated	$702,408	$454,362	$(11,151)	$1,145,619
Common stocks, mutual funds	72,120	387	—	72,507
Common stocks, subsidiaries	18,602	—	(15,010)	3,592
	$793,130	$454,749	$(26,161)	$1,221,718

At December 31, 2023:
Preferred stocks	$32,724	$75	$(606)	$32,193

Common stocks, unaffiliated	$710,297	$390,305	$(7,154)	$1,093,448
Common stocks, mutual funds	87,884	650	—	88,534
Common stocks, subsidiaries	15,602	—	(12,770)	2,832
	$813,783	$390,955	$(19,924)	$1,184,814
20

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1,004)	$42,682	$(99)	$2,476
Debt securities issued by states of the U.S. and political subdivisions of the states	(1,200)	38,214	(3,851)	23,799
Non-U.S. government securities	(2,759)	76,769	(20,933)	81,897
Corporate securities	(29,860)	1,839,336	(420,060)	3,713,649
Commercial mortgage-backed securities(1)	(4,455)	268,681	(140,495)	1,641,465
Residential mortgage-backed securities(1)	(7,255)	521,240	(124,222)	1,069,458
Asset-backed securities(1)	(10,675)	637,448	(122,352)	1,805,318
Total	$(57,208)	$3,424,370	$(832,012)	$8,338,062

Preferred stocks	$(578)	$69,354	$—	$—
Common stocks, unaffiliated	$(11,151)	$86,214	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
21

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(386)	$19,168	$(137)	$2,437
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	(3,792)	32,418
Non-U.S. government securities	(180)	19,676	(21,782)	97,160
Corporate securities	(14,762)	366,692	(452,755)	5,211,188
Commercial mortgage-backed securities(1)	(7,236)	257,418	(212,588)	2,126,547
Residential mortgage-backed securities(1)	(1,679)	170,418	(142,014)	1,321,474
Asset-backed securities(1)	(3,465)	571,932	(192,755)	3,301,809
Total	$(27,708)	$1,405,304	$(1,025,823)	$12,093,033

Preferred stocks	$(606)	$27,881	$—	$—
Common stocks, unaffiliated	$(7,154)	$150,877	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, and residential mortgage-backed securities. The aggregated unrealized loss is approximately 7.0% and 7.2% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 1,726 securities held that are considered temporarily impaired, 1,251 of which have been impaired for 12 months or longer. At December 31, 2023, there were a total of 1,968 securities held that are considered temporarily impaired, 1,676 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $8.2 million, $25.3 million, and $13.0 million for the years ended December 31, 2024, 2023 and 2022, respectively.
22

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following is a list of each loan-backed security held at December 31, 2024, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:

760985-7P-0	$192	$189	$3	$189	$135	12/31/2024
761118-XQ-6	624	597	27	597	597	12/31/2024
Total	XXX	XXX	$30	XXX	XXX	XXX

The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$607,823	$606,780
After one through five	4,095,950	4,057,164
After five through ten	3,530,886	3,430,522
After ten	3,145,827	2,926,766
Mortgage-backed securities	12,153,740	11,820,393
Total	$23,534,226	$22,841,625
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
23

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Proceeds from sales of investments in debt securities during 2024, 2023, and 2022 were $1,636.5 million, $1,220.8 million, and $1,271.3 million; gross gains of $16.3 million, $7.8 million, and $3.9 million and gross losses of $44.3 million, $35.7 million, and $28.6 million were realized on these sales, respectively.
Proceeds from sales of investments in equity securities during 2024, 2023, and 2022 were $254.1 million, $56.2 million, and $114.7 million; gross gains of $95.2 million, $10.7 million, and $23.1 million and gross losses of $2.2 million, $1.9 million, and $4.6 million were realized on these sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Realized capital gains (losses)	$49,501	$(49,431)	$(17,252)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(5,042) in 2024, $(6,418) in 2023, and $(4,640) in 2022)	(18,969)	(24,142)	(17,456)
Less federal income tax expense (benefit) of realized capital gains(losses)	11,794	(4,062)	2,393
Net realized capital gains (losses)	$56,676	$(21,227)	$(2,189)

24

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Debt securities	$1,206,504	$975,296	$653,795
Equity securities	61,720	57,216	48,629
Mortgage loans	280,924	189,856	140,529
Policy loans	1,563	1,683	1,758
Cash, cash equivalents and short-term investments	18,998	14,070	5,065
Derivative instruments	(7,716)	(308)	—
Other invested assets	27,942	23,107	17,313
Other	4,426	3,373	3,327
Gross investment income	1,594,361	1,264,293	870,416
Investment expenses	22,534	18,546	14,402
Net investment income	$1,571,827	$1,245,747	$856,014
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 47.5% of such mortgages, or $2,699.8 million, involved properties located in Florida, Colorado, Ohio, and Texas. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $122.5 million. During 2024, the respective minimum and maximum lending rates for mortgage loans issued were 5.56% and 7.98%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.
The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its commercial mortgage loans. The Company updates and analyzes these indicators at least annually. 95.7% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 1.54 at December 31, 2024, based on the most recent data available.
25

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Derivative Instruments
The Company has entered into Interest Rate Swaps to hedge fluctuations in interest rates impacting the floating rate security portfolio. The hedge makes the floating-rate assets into a fixed-rate-equivalent; with a similar tenor of the liability (typically 3 years). At the beginning of these contracts, no premium is either paid or received for transferring the related risk. The Company retains risk associated with actual versus expected assumptions for interest rate movements. Monthly Interest payments paid/received are recorded in Net Investment Income. The swaps are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
The net loss recognized in unrealized gains and losses during the reporting period related to the Interest Rate Swaps was $(2.4) million. The interest paid along with due and accrued interest recognized in Net Investment Income was $(7.7) million. The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the interest rate swaps and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the interest rate swap is negative, then the Company may be required to post assets instead using similar thresholds. At December 31, 2024, $2.9 million cash collateral has been posted to the Company.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2024	2023
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$3,508	$—
Gross amounts offset	—	—
Net amount of assets	$3,508	$—

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

26

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include investment grade municipal, corporate bonds, and surplus notes within the Company's separate account, preferred stock, interest rate swaps, to be announced (TBA) forward contracts, industrial and miscellaneous bonds, bank loans, and initially rated NAIC 6 commercial and residential mortgage-backed securities. The fair values of these instruments are determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include fixed income residual tranches, which is priced utilizing client statements.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of fixed income residual tranches. These residual tranches represent equity interests in feeder funds and is stapled
27

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

to fixed income notes. These investments have to be sold in the same proportion with the note. The Company's unfunded commitments for these investments are $27.9 million.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily interest rate swaps and TBA forward contracts, are determined through the use of third-party pricing services or models utilizing market observable inputs.
28

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Cash Collateral Receivable
The receivable represents the obligation to return cash collateral the Company has posted relating to derivative instruments and a bank loan revolver. The fair value is based upon the stated amount.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, surplus notes, and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
29

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level			NAV
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2024
Assets:
Bonds, industrial and misc.	$3,244	$—	$3,244	$—	$—
Commercial mortgage-backed securities	7,696	—	7,696	—	—
Residential mortgage-backed securities	392	—	392	—	—
Bonds, exchange traded funds	64,073	64,073	—	—	—
Common stocks, unaffiliated	1,029,843	1,028,429	—	1,414	—
Common stocks, mutual funds	72,507	72,507	—	—	—
Preferred stock	91,855	—	91,855	—	—
Other invested assets, fixed income residual tranche	83,339	—	—	18,016	65,323
Derivative assets	3,508	—	3,508	—	—
Separate account assets*	222,254	25,178	197,076	—	—
Total assets	$1,578,711	$1,190,187	$303,771	$19,430	$65,323

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

30

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, industrial and misc.	$1,793	$—	$1,793	$—	$—
Bonds, bank loans	244	—	244	—	—
Commercial mortgage-backed securities	7,876	—	7,876	—	—
Residential mortgage-backed securities	591	—	591	—	—
Bonds, exchange traded funds	7,113	7,113	—	—	—
Common stocks, unaffiliated	998,724	998,382	—	342	—
Common stocks, mutual funds	88,534	88,534	—	—	—
Preferred stock	32,193	—	32,193	—	—
Other invested assets, fixed income residual tranche	9,467	—	—	9,467	—
Derivative assets	5,029	—	5,029	—	—
Separate account assets*	68,019	19,056	48,963	—	—
Total assets	$1,219,583	$1,113,085	$96,689	$9,809	$—

Liabilities:
Derivative liabilities	$(3,834)	$—	$(3,834)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.
31

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$342	$—	$1,072	$—	$—	$—	$1,414
Other invested assets, fixed income residual tranche	9,467	—	(777)	(674)	10,000	—	18,016
Total assets	$9,809	$—	$295	$(674)	$10,000	$—	$19,430
* Transfers into Level 3 are due to changes resulting from the application of the lower of amortized cost or fair value rules.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Other invested assets, fixed income residual tranche	—	—	(674)	—	(674)
Total assets	$—	$—	$(674)	$—	$(674)

32

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2023
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$342	$—	$—	$342
Other invested assets, fixed income residual tranche	—	—	(198)	—	9,665	—	9,467
Total assets	$—	$—	$(198)	$342	$9,665	$—	$9,809
* Transfers into Level 3 are due to changes resulting from the application of the lower of amortized cost or fair value rules.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$342	$—	$—	$—	$342
Other invested assets, fixed income residual tranche	—	—	—	—	—
Total assets	$342	$—	$—	$—	$342

33

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$23,534,226	$22,841,625	$109,856	$21,573,066	$1,158,703	$—
Common stock:
Unaffiliated**	1,145,619	1,145,619	1,144,205	—	1,414	—
Mutual funds	72,507	72,507	72,507	—	—	—
Preferred stock	91,855	91,855	—	91,855	—	—
Mortgage loans	5,799,044	5,723,964	—	—	5,723,964	—
Cash, cash equivalents and short-term investments	482,774	483,067	483,067	—	—	—
Other invested assets:
Surplus notes	51,967	50,287	—	50,287	—	—
Fixed income residual tranche	88,339	88,339	—	—	23,016	65,323
Securities lending reinvested collateral assets	—	—	—	—	—	—
Derivative assets	3,508	3,508	—	3,508	—	—
Cash collateral receivable	1,317	1,317	—	1,317	—	—
Separate account assets	2,600,584	2,581,247	107,124	2,428,362	45,761	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(19,670,969)	$(18,979,923)	$—	$—	$(18,979,923)	$—
Cash collateral payable	(3,124)	(3,124)	—	(3,124)	—	—
Securities lending liability	(655,289)	(655,289)	—	(655,289)	—	—
Separate account liabilities*	(2,391,276)	(2,303,129)	—	—	(2,303,129)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

34

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$21,303,198	$20,450,103	$56,080	$19,437,356	$956,667	$—
Common stock:
Unaffiliated**	1,093,448	1,093,448	1,093,106	—	342	—
Mutual funds	88,534	88,534	88,534	—	—	—
Preferred stock	32,193	32,193	—	32,193	—	—
Mortgage loans	4,839,834	4,677,737	—	—	4,677,737	—
Cash, cash equivalents and short-term investments	345,191	345,211	345,211	—	—	—
Other invested assets:
Surplus notes	46,735	46,837	—	46,837	—	—
Fixed income residual tranche	24,175	24,175	—	—	24,175	—
Securities lending reinvested collateral assets	63,603	63,603	63,603	—	—	—
Derivative assets	5,029	5,029	—	5,029	—	—
Cash collateral receivable	1,774	1,774	—	1,774	—	—
Separate account assets	2,067,455	2,018,572	64,457	1,916,672	37,443	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(17,482,315)	$(16,913,352)	$—	$—	$(16,913,352)	$—
Derivative liabilities	(3,834)	(3,834)	—	(3,834)	—	—
Cash collateral payable	(2,660)	(2,660)	—	(2,660)	—	—
Securities lending liability	(542,557)	(542,557)	—	(542,557)	—	—
Separate account liabilities*	(2,008,453)	(1,938,936)	—	—	(1,938,936)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
35

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $19.2 million, $14.7 million, and $9.9 million in 2024, 2023 and 2022, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $171.1 million and $127.5 million at December 31, 2024 and 2023, respectively.
At December 31, 2024 and 2023, the Company had $136.6 million and $88.5 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2024 and 2023, the Company had $244.1 million and $219.0 million, respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of Western and Southern.
In July 2024, the Company purchased $71.3 million of other invested assets in exchange for cash from Western and Southern.
In March 2024, the Company paid a $155.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
In December 2023, the Company received a $275.0 million capital contribution from Western and Southern. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with Western and Southern to transfer risk and administration costs associated with Western and Southern's pension benefit obligation in the amount of $54.6 million.
In March 2023, the Company paid a $150.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
In December 2022, the Company received a capital contribution of $320.0 million from Western and Southern. The contribution was in the form of cash.
The Company had $6.7 million and $3.9 million receivable from parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The Company had $12.7 million and $33.9 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
36

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$5,637,045	$7,041,103	$6,690,247
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(34,584)	(33,330)	(30,017)
Net premiums	$5,602,461	$7,007,773	$6,660,230

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	30,875	32,096	30,444
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	28,992	28,244	28,101
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	3,994	3,618	6,388

In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance.
At December 31, 2024, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
37

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2024, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
The Company has certain reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement under certain conditions. In addition, these reinsurance agreements reinsure contracts that had existing reserves as of the effective date of the agreements. There are no reinsurance credits associated with these agreements. There would be a reduction in surplus of $7.0 million if these reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(22.3) million and $(38.2) million as of December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024, in the event of future net losses is $11.5 million, $0.0 million, and $0.0 million from 2024, 2023 and 2022, respectively.
The components of net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$433,007	$22,786	$455,793
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	433,007	22,786	455,793
(d)	Deferred tax assets nonadmitted	39,195	—	39,195
(e)	Subtotal net admitted deferred tax assets (c – d)	393,812	22,786	416,598
(f)	Deferred tax liabilities	47,631	95,283	142,914
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$346,181	$(72,497)	$273,684
38

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$368,357	$21,562	$389,919
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	368,357	21,562	389,919
(d)	Deferred tax assets nonadmitted	12,002	—	12,002
(e)	Subtotal net admitted deferred tax assets (c – d)	356,355	21,562	377,917
(f)	Deferred tax liabilities	34,505	78,187	112,692
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$321,850	$(56,625)	$265,225

		Change
		(In Thousands)
		(7)	(8)	(9)
				7+8
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$64,650	$1,224	$65,874
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	64,650	1,224	65,874
(d)	Deferred tax assets nonadmitted	27,193	—	27,193
(e)	Subtotal net admitted deferred tax assets (c – d)	37,457	1,224	38,681
(f)	Deferred tax liabilities	13,125	17,097	30,222
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$24,332	$(15,873)	$8,459

		12/31/2024
		(In Thousands)
		(7)	(8)	(9)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$5,978	$5,978
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	250,898	16,808	267,706
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	250,898	16,808	267,706
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	267,706
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	142,914	—	142,914
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$393,812	$22,786	$416,598
39

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$10,043	$10,043
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	243,663	11,519	255,182
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	243,663	11,519	255,182
	2. Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	255,214
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	112,692	—	112,692
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$356,355	$21,562	$377,917

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(4,065)	$(4,065)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	7,235	5,289	12,524
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	7,235	5,289	12,524
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	12,492
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	30,222	—	30,222
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$37,457	$1,224	$38,681

		2024	2023

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	597%	588%
40

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2024
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$433,007	$22,786
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	24.89%	5.00%
(c)	Net admitted adjusted gross DTAs amount	$393,812	$22,786
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	27.23%	5.47%

		12/31/2023
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$368,357	$21,562
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	22.25%	5.53%
(c)	Net admitted adjusted gross DTAs amount	$356,355	$21,562
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	22.96%	5.71%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$64,650	$1,224
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	2.64%	(0.53)%
(c)	Net admitted adjusted gross DTAs amount	$37,457	$1,224
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	4.27%	(0.24)%
The Company's tax planning strategies include the use of reinsurance.

41

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$97,358	$112,725	$65,520
	(b)	Foreign	33	31	—
	(c)	Subtotal	97,391	112,756	65,520
	(d)	Federal income tax on net capital gains	11,794	(4,062)	2,393
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$109,185	$108,694	$67,913

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	369,177	317,488	51,689
		(4) Investments	11,979	4,304	7,675
		(5) Deferred acquisition costs	49,023	44,516	4,507
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	—	—	—
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	1,086	1,043	43
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	1,742	1,006	736
		(99) Subtotal	433,007	368,357	64,650
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	39,195	12,002	27,193
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	393,812	356,355	37,457
	(e)	Capital			—
		(1) Investments	22,786	21,562	1,224
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	22,786	21,562	1,224
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	22,786	21,562	1,224
	(i)	Admitted deferred tax assets (2d + 2h)	$416,598	$377,917	$38,681
42

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$40,340	$25,975	$14,365
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	3,960	4,098	(138)
		(4) Policyholder reserves	3,331	4,198	(867)
		(5) Other	—	234	(234)
		(99) Subtotal	47,631	34,505	13,126
	(b)	Capital
		(1) Investments	95,283	78,187	17,096
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	95,283	78,187	17,096
	(c)	Deferred tax liabilities (3a99 + 3b99)	$142,914	$112,692	$30,222
(4)	Net deferred tax assets/liabilities (2i - 3c)		$273,684	$265,225	$8,459
Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$75,819	21.00%	$9,679	21.00%	$(7,159)	21.00%
Dividend received deduction	(1,226)	(0.34)	(1,609)	(3.49)	(6,054)	17.76
Tax credits	(975)	(0.27)	(1,684)	(3.65)	(2,314)	6.79
Other invested assets and nonadmitted change	(9,799)	(2.71)	(6,199)	(13.45)	(5,824)	17.07
Affiliated income	(5,250)	(1.45)	—	—	—	—
Other	(734)	(0.21)	(3,791)	(8.23)	438	(1.28)
Total statutory income taxes	$57,835	16.02%	$(3,604)	(7.82)%	$(20,913)	61.34%

Federal and foreign taxes incurred	$109,185	30.24%	$108,694	235.83%	$67,913	(199.21)%
Change in net deferred income taxes	(51,350)	(14.22)	(112,298)	(243.65)	(88,826)	260.55
Total statutory income taxes	$57,835	16.02%	$(3,604)	(7.82)%	$(20,913)	61.34%

At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
43

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $249.0 million by the end of 2025 without seeking prior regulatory approval based on net income of $249.0 million at December 31, 2024.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2024, the Company has future commitments to provide additional capital contributions of $138.4 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $722.1 million of commercial mortgage loans and $195.0 million of debt capital.
44

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2024, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$14,200,715	$2,391,276	$—	$16,591,991	67.7%
At book value less current surrender charge of 5% or more	49,338	—	—	49,338	0.2
At fair value	—	—	19,073	19,073	0.1
Total with adjustment or at fair value	14,250,053	2,391,276	19,073	16,660,402	68.0
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	2,797,091	—	—	2,797,091	11.4
Not subject to discretionary withdrawal	5,041,784	—	—	5,041,784	20.6
Total individual annuity reserves (before reinsurance)	22,088,928	2,391,276	19,073	24,499,277	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$22,088,928	$2,391,276	$19,073	$24,499,277
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$49,338	$—	$—	$49,338

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,141,606	$—	$—	$2,141,606	100.0%
Total group annuity reserves (before reinsurance)	2,141,606	—	—	2,141,606	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,141,606	$—	$—	$2,141,606

45

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$17,330	$—	$—	$17,330	0.7%
Not subject to discretionary withdrawal	2,622,074	—	—	2,622,074	99.3
Total deposit-type contract liability (before reinsurance)	2,639,404	—	—	2,639,404	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$2,639,404	$—	$—	$2,639,404

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
46

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	383,138	388,739	398,141	—	—	—
Universal life with secondary guarantees	788,279	859,015	1,479,260	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	4,350	4,558	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	200,833	200,833	200,833
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	239,585	XXX	XXX	—
Accidental death benefits	XXX	XXX	286	XXX	XXX	—
Disability - active lives	XXX	XXX	1,940	XXX	XXX	—
Disability - disabled lives	XXX	XXX	10,699	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,171,417	1,252,104	2,134,469	200,833	200,833	200,833
Reinsurance ceded	—	—	23,291	—	—	—
Net life reserves	$1,171,417	$1,252,104	$2,111,178	$200,833	$200,833	$200,833

Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $4.22 billion. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
47

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

FHLB Capital Stock – General Account:

	December 31
	2024	2023
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$20,000	$20,000
Membership stock - Class B	—	—
Activity stock	95,158	74,137
Excess stock	618	587
Aggregate total	$115,776	$94,724
Actual or estimated borrowing capacity as determined by the insurer	$4,220,000	$4,180,000
Collateral Pledged to FHLB – General Account:

	2024				2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$5,431,817	$5,611,771	$2,114,626	XXX	$3,761,455	$3,949,497	$1,654,932	XXX
Maximum during reporting period	5,534,152	5,626,706	XXX	1,859,294	3,739,243	4,074,642	XXX	1,613,290
Borrowing from FHLB - General Account:

	2024			2023
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$2,114,626	$2,114,999	$2,114,626	$1,654,932	$1,659,966
Debt	—	XXX	—	—	XXX
Aggregate total	$2,114,626	$2,114,999	$2,114,626	$1,654,932	$1,659,966
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.
48

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options were sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and group variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. Variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits include the following: account value, return of premium paid, a death benefit that accumulates at a specified interest rate, a death benefit that is adjusted septennially to the current account value, and a death benefit that is adjusted annually to the current account value. The death benefit under the group variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
49

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2024, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$70	$566,026	$150,325	$716,421

Reserves for separate accounts with assets at:
Fair value	$—	$—	$219,906	$219,906
Amortized cost	719,271	1,672,005	—	2,391,276
Total reserves	$719,271	$1,672,005	$219,906	$2,611,182

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$719,271	$1,672,005	$—	$2,391,276
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	219,906	219,906
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—
Subtotal	719,271	1,672,005	219,906	2,611,182
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$719,271	$1,672,005	$219,906	$2,611,182

50

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2024, is presented below:

2024
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$716,421
Transfers from separate accounts	303,865
Net transfers to (from) separate accounts	412,556

Reconciling adjustments:
Policy deductions and other expenses	6
Change in surplus in separate accounts	21
Other account adjustments	—
Transfers as reported in the Summary of Operations of the Company	$412,583

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2024, were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$1,706	$11
Ordinary renewal	13,401	16,930
Total	$15,107	$16,941

51

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 15, 2025

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,009,144	$2,844,267
Preferred and common stocks	752,336	635,714
Investments in common stocks of subsidiaries	4,789,807	4,798,724
Mortgage loans	53,037	54,659
Policy loans	142,838	142,732
Real estate:
Properties held for the production of income	496	817
Properties occupied by the Company	23,040	24,182
Cash, cash equivalents and short-term investments	132,777	153,730
Receivable for securities	171	2,114
Securities lending reinvested collateral assets	—	30,767
Other invested assets	2,540,163	2,438,680
Total cash and invested assets	11,443,809	11,126,386

Investment income due and accrued	40,604	37,542
Premiums deferred and uncollected	46,609	46,707
Current federal income taxes recoverable	111,876	102,121
Receivables from parent, subsidiaries and affiliates	28,010	64,239
Other admitted assets	18,739	12,657
Separate account assets	1,214,528	1,137,428
Total admitted assets	$12,904,175	$12,527,080

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,853,065	$2,831,496
Accident and health reserves	146,066	144,794
Liability for deposit-type contracts	165,116	174,161
Policy and contract claims	46,954	49,917
Dividends payable to policyholders	33,900	31,187
Premiums received in advance	3,275	2,754
Total policy and contract liabilities	3,248,376	3,234,309

General expense due and accrued	75,022	51,754
Net deferred income tax liability	16,065	7,984
Transfer to (from) separate accounts due and accrued, net	(6)	(22)
Asset valuation reserve	392,287	327,391
Interest maintenance reserve	40,607	49,848
Other liabilities	461,452	515,377
Liability for postretirement benefits other than pensions	77,255	93,081
Payable for securities lending	111,893	76,738
Separate account liabilities	1,214,528	1,137,428
Total liabilities	5,637,479	5,493,888

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,788	995,644
Paid-in surplus	802,103	757,103
Accumulated surplus	5,466,305	5,277,945
Total capital and surplus	7,266,696	7,033,192
Total liabilities and capital and surplus	$12,904,175	$12,527,080
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$199,298	$212,486	$214,967
Net investment income	677,438	590,763	481,052
Considerations for supplementary contracts with life contingencies	—	—	31
Amortization of the interest maintenance reserve	6,408	6,812	6,802
Commissions and expenses on reinsurance ceded	1,081	1,075	1,061
Other revenues	121	336	209
Total premiums and other revenues	884,346	811,472	704,122

Benefits paid or provided:
Death benefits	127,921	129,169	143,821
Annuity benefits	48,616	117,163	52,603
Disability and accident and health benefits	10,603	11,899	10,903
Surrender benefits	52,143	46,428	40,283
Payments on supplementary contracts with life contingencies	195	202	237
Other benefits	2,215	3,489	2,537
Increase in policy reserves and other policyholders’ funds	28,004	42,911	(91,642)
Total benefits paid or provided	269,697	351,261	158,742

Insurance expenses and other deductions:
Commissions	15,691	16,784	14,795
General expenses	170,899	158,625	146,735
Net transfers to (from) separate account	(49,028)	(117,344)	(52,808)
Reserve adjustments on reinsurance assumed	(38)	(74)	48
Other deductions	37,805	42,720	(52,197)
Total insurance expenses and other deductions	175,329	100,711	56,573

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	439,320	359,500	488,807

Dividends to policyholders	42,300	41,140	47,950
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	397,020	318,360	440,857
Federal income tax expense (benefit), excluding tax on capital gains	(26,312)	(47,089)	34,062
Gain (loss) from operations before net realized capital gains (losses)	423,332	365,449	406,795
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(22,098)	(16,061)	(3,985)
Net income (loss)	$401,234	$349,388	$402,810
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2022	$2,500	$1,412,457	$5,341,173	$6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	2,500	1,602,602	5,295,963	6,901,065
Net income (loss)	—	—	349,388	349,388
Change in net deferred income tax	—	—	(11,576)	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($21,887))	—	—	(162,717)	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	—	—	913	913
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(19,841)	(19,841)
Change in asset valuation reserve	—	—	42,615	42,615
Dividends to stockholder	—	—	(245,000)	(245,000)
Change in unrecognized post retirement benefit obligation	—	—	28,200	28,200
Capital contribution	—	150,000	—	150,000
Balance, December 31, 2023	2,500	1,752,747	5,277,945	7,033,192
Net income (loss)	—	—	401,234	401,234
Change in net deferred income tax	—	—	22,752	22,752
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,833)	—	—	2,319	2,319
Change in net unrealized foreign exchange capital gain (loss)	—	—	(851)	(851)
Change in surplus notes	—	144	—	144
Net change in nonadmitted assets and related items	—	—	(115,007)	(115,007)
Change in asset valuation reserve	—	—	(64,896)	(64,896)
Cumulative effects of change in accounting principle	—	—		—
Dividends to stockholder	—	—	(155,000)	(155,000)
Change in unrecognized post retirement benefit obligation	—	—	97,809	97,809
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2024	$2,500	$1,797,891	$5,466,305	$7,266,696
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$201,328	$213,828	$216,066
Net investment income received	586,759	488,006	361,478
Benefits paid	(250,226)	(317,916)	(258,418)
Net transfers from (to) separate accounts	49,045	117,331	52,812
Commissions and expense paid	(167,432)	(169,178)	(218,473)
Dividends paid to policyholders	(39,587)	(43,947)	(46,770)
Federal income taxes recovered (paid)	12,654	(18,157)	(75,259)
Other, net	1,199	1,409	1,269
Net cash from (for) operations	393,740	271,376	32,705

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	484,012	179,708	561,910
Preferred and common stocks	219,933	325,142	396,955
Mortgage loans	1,579	1,182	1,107
Real estate	469	—	—
Other invested assets	499,058	392,898	291,307
Net gains (losses) on cash, cash equivalents and short-term investments	(40)	(34)	(18)
Miscellaneous proceeds	32,710	2,004	19,350
Net proceeds from investments sold, matured or repaid	1,237,721	900,900	1,270,611

Cost of investments acquired:
Debt securities	(698,555)	(124,749)	(462,989)
Preferred and common stocks	(159,990)	(379,334)	(816,114)
Real estate	(2,155)	(2,456)	(5,348)
Other invested assets	(622,079)	(439,178)	(563,986)
Miscellaneous applications	(896)	(12,988)	(830)
Total cost of investments acquired	(1,483,675)	(958,705)	(1,849,267)

Net change in policy and other loans	(106)	(239)	2,815
Net cash from (for) investments	(246,060)	(58,044)	(575,841)

Financing activities
Surplus notes, capital notes	—	145	—
Capital and paid in surplus, less treasury stock	45,000	150,000	190,000
Borrowed funds	(82,495)	60,666	48,967
Net deposits on deposit-type contract funds and other insurance liabilities	(9,045)	(9,036)	(6,171)
Dividends paid to stockholder	(155,000)	(245,000)	—
Other cash provided (applied)	32,907	(38,856)	(25,207)
Net cash from (for) financing and miscellaneous sources	(168,633)	(82,081)	207,589

Net change in cash, cash equivalents and short-term investments	(20,953)	131,251	(335,547)
Cash, cash equivalents and short-term investments:
Beginning of year	153,730	22,479	358,026
End of year	$132,777	$153,730	$22,479

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$39,682	$50,000	$—
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$(50,000)	$—
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2024, approximately 68.8% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,766.7 million and $1,801.4 million were allocated to the Closed Block as of December 31, 2024 and 2023, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $124.5 million and $106.2 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2024	2023
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.3%	5.7%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.6
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.7	15.4
1980 Commissioners Standard Ordinary, 4% - 6%	40.1	40.6
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	28.6	26.8
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.1
Other, 2-1/2% - 6%	0.9	0.9
	99.1	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.9	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024 and 2023, reserves of $10.6 million and $13.2 million, respectively, were recorded on in-force amounts of $735.0 million and $774.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2024 and 2023. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2024, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation, of which the fair value was $108.9 million and $7.0 million in the general and separate account, respectively. At December 31, 2023, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

which the fair value was $74.5 million and $23.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Mitsubishi UFJ Trust and Banking Corporation (managed by Deutsche Bank in 2023), an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $111.5 million and $45.5 million at December 31, 2024 and 2023, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2024 and 2023, collateral managed by an unaffiliated agent, which approximated $0.0 million and $30.8 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024 and 2023, the fair value of the total collateral in the general account was $111.5 million and $76.3 million, respectively. The fair value of the total collateral in the separate account was $7.2 million and $24.1 million at December 31, 2024 and 2023, respectively, which was all managed by an unaffiliated agent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	53,377	53,377
31 to 60 days	3,600	3,600
61 to 90 days	—	—
91 to 120 days	958	960
121 to 180 days	5,339	5,341
181 to 365 days	14,159	14,165
1 to 2 years	14,761	14,782
2 to 3 years	2,317	2,317
Greater than 3 years	16,951	16,951
Total collateral	$111,462	$111,493
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $111.9 million and $7.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no significant accounting changes in 2024, 2023, or 2022.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2024	$378,219	$94,555	$1,065,422	35.5%
2023	472,774	94,555	1,121,475	42.2
The adjusted company surplus as of the last reported period was calculated as follows:

	2024	2023
	(In Thousands)

Company Surplus as of September 30	$7,311,030	$6,672,215
Less September 30 electronic data processing	16,380	10,441
Less September 30 net deferred tax assets	—	38,823
Less September 30 net positive goodwill	401,858	496,412
Adjusted Company surplus as of September 30	$6,892,792	$6,126,539
Admitted goodwill as a percentage of adjusted surplus	5.5%	7.7%
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402

At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,882	$—	$(287)	$18,595
Debt securities issued by states of the U.S. and political subdivisions of the states	9,810	401	—	10,211
Non-U.S. government securities	61,405	1,069	(12,055)	50,419
Corporate securities	2,516,971	94,263	(172,694)	2,438,540
Commercial mortgage-backed securities	22,356	42	(4,483)	17,915
Residential mortgage-backed securities	109,326	2,867	(10,142)	102,051
Asset-backed securities	105,517	2,356	(4,585)	103,288
Total	$2,844,267	$100,998	$(204,246)	$2,741,019
At December 31, 2024 and 2023, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $118.6 million and $185.7 million, respectively, and an aggregate fair value of $114.8 million and $177.2 million, respectively. As of December 31, 2024 and 2023, such holdings amounted to 3.9% and 6.5%, respectively, of the Company’s investments in debt securities and 0.9% and 1.5%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$53,381	$1,804	$(406)	$54,779

Common stocks, unaffiliated	$206,721	$163,213	$(1,346)	$368,588
Common stocks, mutual funds	190,611	21,865	(129)	212,347
Common stocks, subsidiaries	4,024,050	942,652	(167,978)	4,798,724
	$4,421,382	$1,127,730	$(169,453)	$5,379,659

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(287)	$5,574
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	(12,055)	39,135
Corporate securities	(1,056)	70,371	(171,638)	1,143,248
Commercial mortgage-backed securities(1)	—	—	(4,483)	16,622
Residential mortgage-backed securities(1)	(118)	5,364	(10,024)	76,108
Asset-backed securities(1)	(105)	4,776	(4,480)	66,938
Total	$(1,279)	$80,511	$(202,967)	$1,347,625

Preferred stocks	$(406)	$11,144	$—	$—

Common stocks, unaffiliated	$(1,346)	$22,807	$—	$—
Common stocks, mutual funds	(129)	5,865	—	—
Total	$(1,475)	$28,672	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.2% and 12.3% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 458 securities held that are considered temporarily impaired, 299 of which have been impaired for 12 months or longer. At December 31, 2023, there were a total of 424 securities held that were considered temporarily impaired, 346 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.6 million, $20.1 million and $12.4 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following is a list of each loan-backed security held at December 31, 2024, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:
761118-XQ-6	$156	$149	$7	$149	$149	12/31/2024
Total	XXX	XXX	$7	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$40,164	$40,007
After one through five	273,756	276,331
After five through ten	372,882	377,098
After ten	2,112,021	1,926,053
Mortgage-backed securities/asset-backed securities	210,321	195,913
Total	$3,009,144	$2,815,402
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Proceeds from sales of investments in debt securities during 2024, 2023 and 2022 were $211.5 million, $60.6 million, and $248.3 million; gross gains of $6.4 million, $0.6 million, and $5.1 million and gross losses of $10.7 million, $1.5 million, and $1.0 million were realized on these sales in 2024, 2023 and 2022, respectively.
Proceeds from the sales of investments in equity securities during 2024, 2023 and 2022 were $313.3 million, $357.2 million, and $372.1 million; gross gains of $45.5 million, $80.7 million, and $67.6 million and gross losses of $1.9 million, $12.4 million, and $22.3 million were realized on these sales in 2024, 2023 and 2022, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Realized capital gains (losses)	$(21,027)	$(17,404)	$10,230
Less amount transferred to IMR (net of related taxes (benefits) of $(753) in 2024, $(183) in 2023, and $1,327 in 2022)	(2,833)	(689)	4,993
Less federal income tax expense (benefit) of realized capital gains (losses)	3,904	(654)	9,222
Net realized capital gains (losses)	$(22,098)	$(16,061)	$(3,985)
Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Debt securities	$144,410	$145,319	$141,466
Equity securities	427,980	294,929	107,536
Mortgage loans	2,231	2,273	2,318
Real estate	10,597	10,536	9,982
Policy loans	10,699	10,582	10,704
Cash, cash equivalents and short-term investments	5,915	2,588	1,567
Other invested assets	144,311	195,684	274,692
Other	233	621	252
Gross investment income	746,376	662,532	548,517
Investment expenses	68,938	71,769	67,465
Net investment income	$677,438	$590,763	$481,052
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 80.1% of such mortgages, or $42.5 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.8 million. During 2024, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.9 years. The Company's unfunded commitment for these investments is $44.7 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $11.25. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, exchange traded funds	$151,108	$151,108	$—	$—	$—
Common stocks, unaffiliated	368,588	348,596	—	17,110	2,882
Common stocks, mutual funds	212,347	212,347	—	—	—
Preferred stocks	54,779	—	40,161	14,618	—
Other invested assets, fixed income residual tranche	28,626	—	28,626	—	—
Separate account assets	1,137,428	731,114	125,126	23,734	257,454
Total assets	$1,952,876	$1,443,165	$193,913	$55,462	$260,336

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024 are as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total assets	$26,998	$—	$(3,490)	$—	$23,508

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability )as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2023
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$23,394	$—	$(6,284)	$—	$—	$—	$—	$17,110
Preferred stocks	15,597	—	(1,979)	—	1,000	—	—	14,618
Separate account assets	—	—	—	—	—	23,734	—	23,734
Total assets	$38,991	$—	$(8,263)	$—	$1,000	$23,734	$—	$55,462

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to using a pricing source with unobservable inputs.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,000	—	—	—	1,000
Separate account assets	—	—	—	—	—
Total Assets	$1,000	$—	$—	$—	$1,000

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,844,267	$2,741,019	$156,682	$2,577,577	$6,760	$—
Common stock:
Unaffiliated	368,588	368,588	348,596	—	17,110	2,882
Mutual funds	212,347	212,347	212,347	—	—	—
Preferred stock	54,779	54,779	—	40,161	14,618	—
Mortgage loans	54,659	49,978	—	—	49,978	—
Cash, cash equivalents and short-term investments	153,730	153,733	153,733	—	—	—
Other invested assets:
Surplus notes	38,977	37,495	—	37,495	—	—
Fixed income residual tranche	28,626	28,626	—	28,626	—	—
Securities lending reinvested collateral assets	30,767	30,767	30,767	—	—	—
Separate account assets	1,137,428	1,137,428	731,114	125,126	23,734	257,454

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,476)	$(2,417)	$—	$—	$(2,417)	$—
Securities lending liability	(76,738)	(76,738)	—	(76,738)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2024, are $1.3 billion and $2.0 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2024	2023
	(In Thousands)
Integrity:
Admitted Assets	$8,623,981	$9,057,180
Liabilities	7,349,809	7,729,686
Statutory Surplus	$1,274,172	$1,327,494
Net Income	$118,052	$28,010

WSLAC:
Admitted Assets	$35,071,019	$30,938,412
Liabilities	33,045,720	28,998,249
Statutory Surplus	$2,025,299	$1,940,163
Net Income	$248,976	$(62,605)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $30.6 million, $26.0 million, and $18.1 million in 2024, 2023 and 2022, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $300.6 million and $259.9 million at December 31, 2024 and 2023, respectively.
At December 31, 2024 and 2023, the Company had $217.1 million and $294.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $611.2 million and $630.6 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $1,339.4 million and $1,255.8 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $72.2 million as of December 31, 2024 and 2023, respectively. The loan is in the form of a line of credit that can be drawn up to $100.0 million, with any outstanding principal due January 6, 2033.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
In December 2022, the Company received a $190.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
The Company had $28.0 million and $64.2 million receivable from parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The Company had $2.8 million and $0.3 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $399.7 million and $421.5 million at December 31, 2024 and 2023, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.8 million at December 31, 2024 and 2023, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$205,460	$218,455	$220,548
Assumed premiums:
Affiliates	1,129	1,074	1,185
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,291)	(7,043)	(6,766)
Net premiums	$199,298	$212,486	$214,967
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	3,814	3,846	2,401
Policy and contract liabilities:
Affiliates	399,724	421,470	443,797
Nonaffiliates	34,169	33,465	30,758
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	544	118	221
In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2024, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2024, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $111.9 million and $102.1 million at December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024, in the event of future capital losses is $3.9 million, $0.0 million, and $27.6 million from 2024, 2023 and 2022, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$203,714	$8,217	$211,931
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	203,714	8,217	211,931
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	203,714	8,217	211,931
(f)	Deferred tax liabilities	168,514	51,401	219,915
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$35,200	$(43,184)	$(7,984)

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$97,112	$(873)	$96,239
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	97,112	(873)	96,239
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	97,112	(873)	96,239
(f)	Deferred tax liabilities	87,791	16,529	104,320
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$9,321	$(17,402)	$(8,081)

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,217	$8,217
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	20,977	—	20,977
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	20,977	—	20,977
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	934,023
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	182,737	—	182,737
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$203,714	$8,217	$211,931

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(873)	$(873)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	5,847	—	5,847
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	5,847	—	5,847
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	112,486
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	91,265	—	91,265
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$97,112	$(873)	$96,239

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	881%	879%

		12/31/2024
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$203,714	$8,217
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%
(c)	Net admitted adjusted gross DTAs amount	$203,714	$8,217
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$97,112	$(873)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
(c)	Net admitted adjusted gross DTAs amount	$97,112	$(873)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(26,492)	$(47,285)	$33,781
	(b)	Foreign	180	196	281
	(c)	Subtotal	(26,312)	(47,089)	34,062
	(d)	Federal income tax on net capital gains	3,904	(654)	9,222
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(22,408)	$(47,743)	$43,284

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	31,003	31,053	(50)
		(4) Investments	22,497	26,058	(3,561)
		(5) Deferred acquisition costs	20,126	19,527	599
		(6) Policyholder dividends accrual	3,642	3,133	509
		(7) Fixed assets	4,237	—	4,237
		(8) Compensation and benefits accrual	114,283	45,514	68,769
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	101,050	74,438	26,612
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	3,988	3,991	(3)
		(99) Subtotal	300,826	203,714	97,112
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	300,826	203,714	97,112
	(e)	Capital
		(1) Investments	7,344	8,217	(873)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	7,344	8,217	(873)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	7,344	8,217	(873)
	(i)	Admitted deferred tax assets (2d + 2h)	$308,170	$211,931	$96,239

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$155,101	$153,049	$2,052
		(2) Fixed assets	—	6,054	(6,054)
		(3) Deferred and uncollected premium	6,725	7,264	(539)
		(4) Policyholder reserves	547	1,095	(548)
		(5) Other	93,932	1,052	92,880
		(99) Subtotal	256,305	168,514	87,791
	(b)	Capital
		(1) Investments	67,930	51,401	16,529
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	67,930	51,401	16,529
	(c)	Deferred tax liabilities (3a99 + 3b99)	$324,235	$219,915	$104,320
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(16,065)	$(7,984)	$(8,081)
Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$79,533	21.00%	$63,345	21.00%	$94,728	21.00%
Dividends received deduction	(1,131)	(0.30)	(2,781)	(0.93)	(3,577)	(0.79)
Tax credits	(180)	(0.05)	(195)	(0.06)	652	0.14
Other invested assets and nonadmitted change	(7,879)	(2.08)	39,127	12.97	2,072	0.46
Affiliated income	(85,050)	(22.46)	(57,750)	(19.15)	—	—
Nonadmitted pension asset	(28,455)	(7.51)	(34,098)	(11.30)	—	—
Other	(1,998)	(0.53)	(43,815)	(14.52)	(6,506)	(1.44)
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%

Federal and foreign taxes incurred	$(22,408)	(5.92)%	$(47,743)	(15.83)%	$43,284	9.60%
Change in net deferred income taxes	(22,752)	(6.01)	11,576	3.84	44,085	9.77
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%
At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.”

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $726.7 million by the end of 2025 without seeking prior regulatory approval based on capital and surplus of $7,266.7 million at December 31, 2024.
The Company currently has the following outstanding surplus notes:

	2024	2023
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,946	$497,861
2021 Notes, 3.75% interest rate, due 2061	497,842	497,783
Total carrying value of surplus notes	$995,788	$995,644

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2024 and 2023, respectively. Life-to-date interest expense recognized December 31, 2024, was $219.6 million. There has been no principal paid as of December 31, 2024. As of December 31, 2024, there was unapproved interest of $3.2 million related to 2024 that will come due in 2025. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2024, the Company has future commitments to provide additional capital contributions of $506.3 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2024, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$52,204	$—	$—	$52,204	95.6%
Not subject to discretionary withdrawal	2,382	—	—	2,382	4.4
Total individual annuity reserves (before reinsurance)	54,586	—	—	54,586	100.0%
Reinsurance ceded	51,170	—	—	51,170
Net individual annuity reserves	$3,416	$—	$—	$3,416

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,107	$—	$1,207,335	$1,209,442	100.0%
Total group annuity reserves (before reinsurance)	2,107	—	1,207,335	1,209,442	100.0%
Reinsurance ceded	2,107	—	—	2,107
Net group annuity reserves	$—	$—	$1,207,335	$1,207,335

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$181,168	$—	$—	$181,168	98.4%
Not subject to discretionary withdrawal	2,904	—	—	2,904	1.6
Total deposit-type contract liability (before reinsurance)	184,072	—	—	184,072	100.0%
Reinsurance ceded	18,955	—	—	18,955
Total deposit-type contract liability	$165,117	$—	$—	$165,117
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,386	3,153,769	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,573	XXX	XXX	—
Disability - active lives	XXX	XXX	3,746	XXX	XXX	—
Disability - disabled lives	XXX	XXX	17,272	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,386	3,178,360	—	—	—
Reinsurance Ceded	—	—	328,711	—	—	—
Net life reserves	$—	$2,832,386	$2,849,649	$—	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$874,864	$883,366	$93,059	$94,468
Service cost	22,812	20,373	46	79
Interest cost	42,679	45,899	3,848	4,719
Contribution by plan participants	—	—	4,611	4,457
Actuarial (gain) loss	(55,528)	42,624	(12,496)	1,648
Benefits paid	(51,421)	(54,372)	(11,813)	(12,312)
Plan amendments	—	—	—	—
Settlements	—	(63,026)	—	—
Benefit obligation at end of year	$833,406	$874,864	$77,255	$93,059

Change in plan assets:
Fair value of plan assets at beginning of year	$1,113,295	$1,070,044	$—	$—
Actual return on plan assets	145,461	160,648	—	—
Employer contribution	—	—	7,202	7,854
Plan participants’ contributions	—	—	4,611	4,457
Benefits paid	(51,421)	(54,371)	(11,813)	(12,311)
Settlements	—	(63,026)	—	—
Fair value of plan assets at end of year	$1,207,335	$1,113,295	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$373,929	$238,431	$(77,255)	$(93,059)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$373,929	$238,431	$(77,255)	$(93,059)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$767,401	$796,625	$77,255	$93,059

*Nonadmitted if overfunded

	Pension Benefits
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$22,812	$20,373	$33,641
Interest cost	42,679	45,899	29,615
Expected return on plan assets	(81,521)	(75,560)	(91,126)
Amount of recognized gains and losses	—	4,173	9,867
Amount of prior service cost recognized	531	531	476
Total net periodic benefit cost (benefit)	$(15,499)	$(4,584)	$(17,527)

	Postretirement Medical
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$46	$79	$163
Interest cost	3,848	4,719	2,921
Amount of recognized gains and losses	(13,196)	(11,306)	(6,777)
Amount of prior service cost recognized	—	—	(1,392)
Total net periodic benefit cost (benefit)	$(9,302)	$(6,508)	$(5,085)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$101,977	$149,145	$(62,593)	$(75,546)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(119,468)	(42,464)	(12,495)	1,647
Net gain and loss recognized	—	(4,173)	13,195	11,306
Items not yet recognized as a component of net periodic cost - current year	$(18,022)	$101,977	$(61,893)	$(62,593)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.13%	5.46%	5.07%	5.43%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.72%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $373.9 million and $238.4 million at December 31, 2024 and 2023, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 5.13% at December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024. The discount rate was decreased from 5.46% at

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

December 31, 2022, to 5.13% at December 31, 2023. This resulted in a $34.2 million increase in the pension benefit obligation in 2023.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2024 and 2023, and the target allocation for 2024 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2024	2024	2023
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	11
Short-term investments	2	—	—
Other	25	19	24
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2023:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,209	$—	$2,209	$—
Corporate securities	103,856	—	103,856	—
Residential mortgage-backed securities	701	—	701	—
Asset-backed securities	10,936	—	10,936	—
Equity securities:
Common equity	604,439	560,335	44,104	—
Mutual funds	116,393	116,393	—	—
Preferred stock	2,765	—	2,765	—
Other invested assets:
Private equity and fixed income funds	213,350	—	213,350	—
Surplus notes	2,711	—	2,711	—
Real estate	23,734	—	—	23,734
Other assets	56,334	54,386	1,948	—
Total plan assets	$1,137,428	$731,114	$382,580	$23,734
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2024, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2025. The rate was assumed to decrease gradually to 4.75 percent for 2032 and remain at that level thereafter.
At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, and $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2023, the assets of the Company’s pension include approximately $52.7 million invested in the Touchstone Family of Funds, which are administered by the Company, $240.7 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024, future benefit payments for the pension plan are expected as follows (in millions):

2025	$54.5
2026	55.2
2027	56.2
2028	57.1
2029	58.0
Five years thereafter	302.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2025	$7.4
2026	7.0
2027	6.7
2028	6.4
2029	6.3
Five years thereafter	28.8
The Company did not make any contributions to the pension plan in 2024 and 2023. The Company does not expect to make contributions to the pension plan during 2025.
In 2023, the Company entered into a group annuity contract with WSLAC to transfer risk and administration costs associated with its pension benefit obligations in the amount of $54.6 million, which is included in the Settlements line in the change in projected benefits obligation table.
The Company made contributions to the postretirement medical plan of $7.2 million in 2024 and expects to contribute $62.5 million between 2025 and 2034, inclusive. The Company received no subsidies in 2024. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.9 million, $5.7 million, and $5.0 million for 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2024, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$2,975	$250
Ordinary renewal	62,826	45,668
Accident and health renewal	308	268
Assumed investment type-contracts	423	423
Total	$66,532	$46,609